Exhibit 99.1

Perspective Therapeutics Divests Brachytherapy Business

SEATTLE – December 12, 2023 – Perspective Therapeutics, Inc. (“Perspective” or “the Company”) (NYSE AMERICAN: CATX), today announced it agreed to fully divest its brachytherapy business, including its radioactive Cesium-131 seed assets and related business infrastructure, to GT Medical Technologies, Inc. (“GT Medical”). The transaction is expected to close in the first quarter of 2024 and is subject to customary closing conditions.

Under the terms of the transaction, Isoray Medical, Inc. (“Isoray”), a wholly-owned subsidiary of the Company, agreed to sell, and GT Medical agreed to purchase, the Company’s commercial Cesium-131 brachytherapy division and certain related assets including inventory and intellectual property. The assets to be sold consist primarily of customer and supplier lists, production line equipment, intellectual property associated with the brachytherapy division, computer equipment and software used in the brachytherapy division, and the assignment of the brachytherapy manufacturing facility lease in Richland, WA, along with the assignment of other vendor contracts. The Company will retain most liabilities that exist as of the closing date including environmental, warranty, taxes, accrued payroll and vacation, and accounts payable. The Company will retain all the accounts receivable as of the date of closing. As consideration for the transaction, Perspective will receive an equity interest in GT Medical and will have the right to receive certain cash royalties on net sales of Cesium-131 seeds and GT Medical’s GammaTile therapy utilizing Cesium-131 over the four-year period following the closing of the transaction.

The sale strengthens Perspective Therapeutics’ position in the lead (Pb)-based targeted alpha-particle therapeutic space with all Company resources now dedicated to early discovery, and clinical development of the Company’s melanoma (VMT01) and neuroendocrine tumor (VMT-α-NET) clinical programs.

“At Perspective Therapeutics, we are relentlessly focused on realizing the therapeutic potential for the best possible isotopes that can be used to benefit patients with difficult-to-treat oncological indications," said Perspective Therapeutics CEO Thijs Spoor. “The sale of our brachytherapy business marks a key strategic re-prioritization that allows us to focus on and dedicate resources towards accelerating the clinical development of our proprietary alpha-particle therapy portfolio. We believe that this focused allocation of resources will enable us to unlock shareholder value, with the added confidence that Cesium-131 as a brachytherapy technology, and the incredibly talented team dedicated to its production and commercialization, is in excellent hands.”

GT Medical has been a long-time customer of Perspective Therapeutics as their patented innovation of the GammaTile product contains Cesium-131 radioactive seeds. This Surgically Targeted Radiation Therapy (STaRT) starts radiation immediately after tumor removal to help eradicate residual tumor cells in patients with brain tumors. The acquisition strengthens its position in the market by ensuring access to and control over radioactive seed production. In addition, it expands GT Medical’s customer base to include multiple facilities treating patients with prostate, lung, head & neck, and gynecological tumors.

“As a longstanding customer, we are impressed by the infrastructure that Perspective Therapeutics established for its Cesium-131 brachytherapy business,” said GT Medical Technologies CEO Matthew Likens. “Our acquisition of these Cesium-131 related assets makes GT Medical Technologies well positioned to enhance the delivery of GammaTile Therapy in the U.S. market, building on our commitment to excellence for both patients and the clinicians. We are excited about integrating the Cesium-131 brachytherapy team following the closing of the transaction.”

About Perspective Therapeutics, Inc.

Perspective Therapeutics, Inc., is a diversified medical technology and radiopharmaceutical company that is pioneering advanced treatment applications for cancers throughout the body. The Company has a proprietary technology that utilizes the alpha emitting isotope 212Pb to deliver powerful radiation specifically to cancer cells via specialized targeting peptides. The Company is also developing complementary imaging diagnostics that incorporate the same targeting peptides which provide the opportunity to personalize treatment and optimize patient outcomes. This "theranostic" approach enables the ability to see the specific tumor and then treat it to potentially improve efficacy and minimize toxicity associated with many other types of cancer treatments.

The Company's melanoma (VMT01) and neuroendocrine tumor (VMT-α-NET) programs have entered Phase 1/2a imaging and therapy trials for the treatment of metastatic melanoma and neuroendocrine tumors at several leading academic institutions. The Company has also developed a proprietary 212Pb generator to secure key isotopes for clinical trial and commercial operations.

For more information, please visit the Company's website at www.perspectivetherapeutics.com .

About GT Medical Technologies, Inc.

Driven to raise the standard of care and improve the lives of patients with brain tumors, a team of brain tumor specialists formed GT Medical Technologies. GammaTile is FDA-cleared as a treatment for patients with newly diagnosed malignant intracranial neoplasms and patients with recurrent intracranial neoplasms. Since its full market release in the United States in March 2020, GammaTile has been offered in over 100 leading institutions, with more centers being added each month. For more information, visit www.gtmedtech.com and follow @GammaTile on Twitter and LinkedIn.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this press release that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this press release include statements concerning, among other things: the expected closing of the transaction; the Company’s belief that its focused allocation of resources will enable it to unlock shareholder value; the Company's prediction that complementary imaging diagnostics that incorporate certain targeting peptides provide the opportunity to personalize treatment and optimize patient outcomes; the Company's expectation that its "theranostic" approach enables the ability to see specific tumors and then treat it to potentially improve efficacy and minimize toxicity associated with many other types of cancer treatments; the Company’s clinical development plans and the expected timing thereof; the expected timing for availability and release of data; expectations regarding the potential market opportunities for the Company’s product candidates; the potential functionality, capabilities, and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the Company’s expectations, beliefs, intentions, and strategies regarding the future; the Company’s intentions to improve important aspects of care in cancer treatment; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company’s ability to obtain and maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth and successfully integrate its businesses; the Company’s ability to maintain its key employees; sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; the Company’s ability to maintain its therapeutic isotope supply agreement with the Department of Energy; the Company’s ability to continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this press release are described under the heading “Risk Factors” in the Company’s most recent Transition Report on Form 10-KT and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this press release are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

Media and Investor Relations Contacts:

Russo Partners, LLC

Nic Johnson or Harrison Seidner, Ph.D.

E: Nic.johnson@russopartnersllc.com

E: Harrison.seidner@russopartnersllc.com